EXHIBIT 10.1

SECOND AMENDMENT

to

POWER SUPPLY AND SERVICE AGREEMENT

between

FIRST CHOICE POWER SPECIAL PURPOSE, L.P.

and

CONSTELLATION ENERGY COMMODITIES GROUP, INC.

This Second Amendment to Power Supply and Service Agreement dated as of August 25, 2004 (“Amendment”) is by and between First Choice Power Special Purpose, L.P., a Texas limited partnership (“First Choice”), and Constellation Energy Commodities Group, Inc., formerly known as Constellation Power Source, Inc., a Delaware corporation (“Constellation”) (each a “Party” and collectively, the “Parties”). Reference is made to the Power Supply and Service Agreement dated as of December 22, 2003 (“Agreement”) between First Choice and Constellation. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Parties to the Agreement desire to amend the Agreement to, among other things, modify the procedure set forth in the Agreement for the calculation of Ancillary Service obligations; and

WHEREAS, the Parties desire to amend the Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in accordance with the foregoing and in consideration of the mutual promises, covenants, and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Amendment.

1.1 The Agreement is hereby amended, as follows:

a. Section 6.2(d)(i) of Article Six is replaced in its entirety with the following:

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b. Section 6.2 (f) (i) is replaced with the following and is renumbered as Section 6.2(f):

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c. [***]

d. [***]

1.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of Texas.

1.3 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

1.4 Modification. This Amendment, including any exhibits, may only be modified by written agreement duly executed by both Parties.

1.5 Ratification of Terms and Conditions of the Agreement. Except as expressly amended or waived by this Amendment, the terms and conditions contained in the Agreement remain in full force and effect.

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1.6 Entire Agreement. This Amendment represents the entire agreement of the Parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, covenants, representations, or warranties by the Parties hereto relative to the subject matter hereof not expressly set forth or referred to herein.

1.7 Headings Not to Affect Meaning. The descriptive headings for the various articles and sections herein have been inserted for convenience and reference only and shall in no way affect the meaning or interpretation, or modify or restrict any of the terms and provisions hereof.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

FIRST CHOICE POWER SPECIAL PURPOSE, L.P., a Texas limited partnership

By:	First Choice Special Purpose GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Michelle Trenary
Name:	Michelle Trenary
Title:	Director, Wholesale Settlement

CONSTELLATION ENERGY COMMODITIES GROUP, INC., a Delaware corporation

By:	/s/ Stuart R. Rubenstein
Name:	Stuart R. Rubenstein
Title:	Chief Operating Officer

[***]	Confidential material omitted and filed separately with the Securities & Exchange Commission.